UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT   REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2011

VALENCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20028 (Commission File Number)	77-0214673 (IRS Employer Identification Number)

12303 Technology Boulevard, Suite 950 Austin, Texas 78727 (Address of principal executive offices)

(512) 527-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On December 22, 2011, Valence Technology, Inc., a Delaware corporation (the “Company”), entered into an Amendment No. 4 to Loan and Security Agreement and Other Loan Documents (the “Amendment”) with iStar Tara LLC, a Delaware limited liability company (“iStar”), and Carl E. Berg, the Chairman of our Board of Directors and our principal stockholder, to amend the Loan and Security Agreement dated as of July 13, 2005 (as amended to date, the “Original Loan Agreement”) among the Company, iStar and Mr. Berg.  Pursuant to the terms of the Original Loan Agreement, iStar’s predecessor in interest, SFT 1, Inc., extended a $20,000,000 loan to the Company (the “Loan”), which Loan is guaranteed by Mr. Berg and secured by certain of Mr. Berg’s assets.  The outstanding principal balance on the Loan was $3.0 million as of December 9, 2011. The Amendment is effective as of December 9, 2011.

The Amendment extends the maturity date of the three remaining amortization payments of $1 million each (due in December 2011, January 2012 and February 2012) such that $1.5 million will be due on March 10, 2012 and the final $1.5 million will be due on April 10, 2012 (“New Maturity Dates”). The remainder of the principal and any other outstanding obligations under the Loan shall be payable in full on the New Maturity Dates.

In connection with the Loan, the Company had previously issued to iStar two Warrants to Purchase Common Stock of Valence Technology, Inc. (the “Warrants”), pursuant to which iStar may purchase up to 100,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price of $1.45 per share and  up to 115,000 shares of the Company’s Common Stock at an exercise price of $1.00 per share on or before January 11, 2014 and March 30, 2013, respectively.  The terms of the two warrants that iStar or its affiliates hold will each be extended for one year to January 11, 2015 and to March 30, 2014 respectively.

The summary of the terms of the Amendment and the Warrants is qualified in its entirety by the text of the Amendment and the Warrants, copies of which are attached to this Form 8-K as Exhibits 10.1, 4.1 and 4.2, respectively.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.1	Amendment No. 1 to Warrant to Purchase 115,000 Common Stock of Valence Technology, Inc. dated December 9, 2011.
Exhibit 4.2	Amendment No. 1 to Warrant to Purchase 100,000 Common Stock of Valence Technology, Inc. dated December 9, 2011.

Exhibit 10.1	Amendment No. 4 to Loan and Security Agreement and Other Loan Documents dated December 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: December 22, 2011	By:	/s/ Roger A. Williams
Roger A. Williams Vice President, General Counsel and Secretary

 EXHIBIT INDEX

Exhibit 4.1	Amendment No. 1 to Warrant to Purchase 115,000 Common Stock of Valence Technology, Inc. dated December 9, 2011.
Exhibit 4.2	Amendment N0. 1 Warrant to Purchase 100,000 Common Stock of Valence Technology, Inc. dated December 9, 2011.

Exhibit 10.1	Amendment No. 4 to Loan and Security Agreement and Other Loan Documents dated December 9, 2011.

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